Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, E. NEVILLE ISDELL, Chairman, Board of Directors of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, President and Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2009.

/s/ E. Neville Isdell
Chairman, Board of Directors
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, MUHTAR KENT, President, Chief Executive Officer and a Director of The Coca-Cola Company (the “Company”), do hereby appoint GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2009.

/s/ Muhtar Kent
President, Chief Executive Officer and Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, President, Chief Executive Officer and a Director of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2009.

/s/ Gary P. Fayard
Executive Vice President and Chief Financial Officer
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, HARRY L. ANDERSON, Vice President and Controller of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, President, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2009.

/s/ Harry L. Anderson
Vice President and Controller
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, HERBERT A. ALLEN, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, President, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2009.

/s/ Herbert A. Allen
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, RONALD W. ALLEN, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, President, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2009.

/s/ Ronald W. Allen
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, CATHLEEN P. BLACK, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, President, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th of February, 2009.

Cathleen P. Black
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, BARRY DILLER, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, President, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2009.

/s/ Barry Diller
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, ALEXIS M. HERMAN, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, President, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2009.

/s/ Alexis M. Herman
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, DONALD R. KEOUGH, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, President, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2009.

/s/ Donald R. Keough
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, MARIA ELENA LAGOMASINO, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, President, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2009.

/s/ Maria Elena Lagomasino
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, DONALD F. MCHENRY, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, President, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2009.

/s/ Donald F. McHenry
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, SAM NUNN, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, President, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2009.

/s/ Sam Nunn
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, JAMES D. ROBINSON III, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, President, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2009.

/s/ James D. Robinson III
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, PETER V. UEBERROTH, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, President, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Assistant Vice President and Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2009.

/s/ Peter V. Ueberroth
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, JACOB WALLENBERG, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, President, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2009.

/s/ Jacob Wallenberg
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, JAMES B. WILLIAMS, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, President, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2009.

/s/ James B. Williams
Director
The Coca-Cola Company